UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 17, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


        Nevada                         0-22011                   86-0760991
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


 2575 East Camelback Road, Ste. 450, Phoenix, AZ                    85016
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     (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01    Other Events

         On March 23, 2007, the Registrant filed a Current Report on Form 8-K in which it stated that on such date its Board of Directors had resolved to hold the Annual Meeting of Shareholders on August 17, 2007.

         As disclosed in its periodic reports, the Registrant is party to an arbitration which raises substantial issues as to whether Nostrum Pharmaceuticals, Inc. ("Nostrum") and Nirmal Mulye ("Mulye"), an affiliate thereof and former officer and director of the Registrant, is entitled to the ownership or voting of the shares of common stock of the Registrant previously disclosed as beneficially owned by them. The Registrant is currently engaged in discussions with Nostrum and Mulye, as well as other parties, regarding the resolution of the arbitration and the settlement of these issues. The Registrant is also party to other potentially relevant litigation, with among others, Nostrum and Mulye.

         Accordingly, the Board of Directors of the Registrant determined on July 17, 2007 not to hold the annual meeting of stockholders on August 17, 2007. The Board of Directors resolved to hold such meeting within 60 days following the resolution of these issues, whether resolved through settlement, unappealable judgment, or otherwise. The Registrant is eager to resolve these issues and is using reasonable efforts to expedite their resolution by, among other things, endeavoring to work with Nostrum and Mulye to expedite the arbitration process and vigorously prosecuting its arbitration claims.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: July 18, 2007

                                       SYNOVICS PHARMACEUTICALS, INC.

                                       By: /s/ RONALD H. LANE
                                           -------------------------------------
                                       Name:    Ronald H. Lane, Ph.D.
                                       Title:   Chief Executive Officer